Bretton Fund
		Schedule of Investments
		March 31, 2020 (Unaudited)
Shares		Cost	Fair Value	% of Net Assets

COMMON STOCKS

Apparel & Other Finished Products of Fabrics & Similar Material
17,000	Carter's, Inc.	$ 1,300,331	$ 1,117,410	3.34%

Cable & Other Pay Television Services
39,500	Discovery Communications, Inc. - Class A *	1,218,007	767,880	2.30%

Canned, Frozen & Preserved Fruit, Vegetables & Food Specialties
245,430	Armanino Foods of Distinction, Inc.	241,491	603,758	1.81%

Finance Services
16,600	American Express Company	1,162,234	1,421,126	4.25%

Fire, Marine & Casualty Insurance
7,500	Berkshire Hathaway Inc. - Class B *	1,116,560	1,371,225
27,500	The Progressive Corporation	1,807,417	2,030,600
		2,923,977	3,401,825	10.17%

Hospital & Medical Service Plans
3,300	UnitedHealth Group Incorporated	857,480	822,954	2.46%

National Commercial Banks
68,400	Bank of America Corporation	1,087,675	1,452,132
15,400	JPMorgan Chase & Co.	824,088	1,386,462
36,000	Wells Fargo & Company	1,448,449	1,033,200
		3,360,212	3,871,794	11.58%

Operative Builders
600	NVR, Inc. *	1,692,501	1,541,466	4.61%

Railroad, Line-Haul Operating
7,400	Canadian Pacific Railway Limited (Canada)	1,162,494	1,624,966
15,350	Union Pacific Corporation	1,243,056	2,164,964
		2,405,550	3,789,930	11.32%

Retail - Auto & Home Supply Stores
1,750	AutoZone, Inc. *	1,135,888	1,480,500	4.43%

Retail - Family Clothing Stores
21,700	Ross Stores Inc.	519,491	1,887,249
34,000	The TJX Companies, Inc.	1,228,897	1,625,540
		1,748,388	3,512,789	10.49%

Services - Business Services, NEC
9,380	MasterCard Incorporated - Class A	849,356	2,265,833
11,600	Visa Inc. - Class A	962,813	1,868,992
		1,812,169	4,134,825	12.36%

Services - Computer Processing & Data Preparation
2,850	Alphabet Inc. - Class C *	2,082,582	3,314,008	9.91%

Services - Consumer Credit Reporting, Collection Agencies
4,000	S&P Global Inc.	874,370	980,200	2.93%

Services - Prepackaged Software
12,000	Microsoft Corporation	1,828,314	1,892,520	5.66%

Total for Common Stocks		$24,643,494	$32,652,985	97.62%

Total Investments		$24,643,494	$32,652,985

Other Assets in Excess of Liabilities			$ 795,721	2.38%

Net Assets			$33,448,706	100.00%

* Non-Income Producing Securities.

1. SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of securities owned at March 31, 2020, was $24,643,494. At March 31, 2020, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments was as follows:

	Unrealized Gain		$ 9,452,690
	Unrealized Loss		(1,443,199)
	Unrealized Gain		$ 8,009,491

2. SECURITIES VALUATION

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Equity securities generally are valued by using market quotations but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid price, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of March 31, 2020:

Valuation of Inputs and Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$32,652,985	$ -	$ -	$32,652,985
Total Investment Securities	$32,652,985	$ -	$ -	$32,652,985